EXECUTION COPY

                                                                    Exhibit 99.2









                                  AMENDMENT TO

                               PURCHASE AGREEMENT

                                  by and among

                                SPX CORPORATION,

                               KENDRO GP II, LLC,

                                SPX EUROPE GmbH,

                          GENERAL SIGNAL IRELAND B.V.,

                          GSLE DEVELOPMENT CORPORATION,

                          THERMO ELECTRON CORPORATION,

                       THERMO ELECTRON (OBERHAUSEN) GmbH,

                               THERMO ELECTRON SA

                                       and

                  THERMO ELECTRON BETEILIGUNGSVERWALTUNGS GmbH



                             Dated as of May 6, 2005

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I    Amendments........................................................1

             1.1.       Amendments to Purchase Agreement.......................1

             1.2.       Amendments to Exhibits and Schedules...................4


ARTICLE II   Covenant and Waiver of Purchaser..................................7

             2.1.       Satisfaction of Profits Claim..........................7

             2.2.       Waiver.................................................7

             2.3.       Consent to Assignment..................................7


ARTICLE III  Miscellaneous.....................................................8

             3.1.       Effect of Amendment....................................8

             3.2.       No Third-Party Beneficiaries...........................8

             3.3.       Governing Law..........................................8

             3.4.       Counterparts...........................................8

             3.5.       Amendment..............................................8


EXHIBIT

Exhibit B.........Notarial Deed



SCHEDULE

Schedule 1.1......German Fiscal Year Termination and Closing Procedures

                         AMENDMENT TO PURCHASE AGREEMENT


         This AMENDMENT, dated as of May 6, 2005 (this "Amendment"), to the Purchase Agreement, dated as of January 19, 2005 (as modified by those certain letter agreements dated February 9, 2005, February 14, 2005, February 16, 2005, February 17, 2005, February 18, 2005, March 8, 2005 and March 18, 2005, the "Purchase Agreement"), by and among SPX Corporation, a Delaware corporation ("SPX"), Kendro GP II, LLC, a Delaware limited liability company and wholly owned subsidiary of SPX ("Kendro GP II"), SPX Europe GmbH, a company organized under the laws of Germany and an indirect, wholly owned subsidiary of SPX ("SPX Europe"), General Signal Ireland B.V., a company organized under the laws of Netherlands and an indirect, wholly owned subsidiary of SPX ("GS Ireland"), and GSLE Development Corporation, a Delaware corporation and a direct, wholly owned subsidiary of SPX ("GSLE"; SPX, Kendro GP II, SPX Europe, GS Ireland and GSLE being referred to herein individually and collectively as "Seller"), and Thermo Electron Corporation, a Delaware corporation ("Thermo"), Thermo Electron (Oberhausen) GmbH, a company organized under the laws of Germany and an indirect, wholly owned German subsidiary of Thermo ("Thermo Germany"; Thermo and Thermo Germany being referred to herein, individually and collectively, as "Purchaser"), is made by and among Seller, Purchaser, Thermo Electron SA, a company organized under the laws of the Switzerland and an indirect, wholly owned subsidiary of Thermo ("Thermo Switzerland"), and Thermo Electron Beteiligungsverwaltungs GmbH, a company organized under the laws of the Germany and an indirect, wholly owned subsidiary of Thermo ("Thermo Germany II"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Seller and Purchaser have entered into the Purchase Agreement providing for the sale by Seller to Purchaser of the Kendro Business; and

         WHEREAS, Seller and Purchaser desire to amend the Purchase Agreement in certain respects to, among other things, modify the procedures for the Closing, to document the waiver by Purchaser of Seller's obligation to perform certain covenants and to add each of Thermo Switzerland and Thermo Germany II to "Purchaser" under the Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   Amendments

                1.1. Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

                (a) Section 1.1 of the Purchase Agreement is amended and restated in its entirety to read as follows:

                           1.1. Purchase and Sale. On the terms and subject to
                  the conditions of this Agreement, at the Closing, (i) SPX and Kendro LP shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from SPX and Kendro LP, all of the Kendro plc Shares; (ii) Kendro LP shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from Kendro LP, all of the Kendro HK Shares; (iii) SPX shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from SPX, all of the MedCo Shares, the KeyCo Shares and the CryCo Shares; (iv) SPX shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from SPX, all of the Kendro LP Interests owned directly by SPX; (v) Kendro GP II shall sell, assign, transfer, convey and deliver to Kendro GP, and Kendro GP shall purchase from Kendro GP II, all of the Kendro LP Interests owned directly by Kendro GP II;
                  (vi) SPX Europe shall sell, assign, transfer, convey and deliver to Thermo Germany II, and Thermo Germany II shall purchase from SPX Europe, 90% of the Kendro GmbH Shares and SPX Europe shall sell, assign, transfer, convey and deliver to Thermo, and Thermo shall purchase from SPX Europe, 10% of the Kendro GmbH Shares; (vii) GS Ireland shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from GS Ireland, all of the Kendro AG Shares and the Nippon Kendro Shares; (viii) SPX shall sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from SPX, all of the Kendro GP Shares; and (ix) GSLE shall assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase from GSLE, the GSLE Kendro Assets, in each case free and clear of all liens, security interests and other encumbrances ("Encumbrances"). In furtherance of the foregoing, each of Thermo, Thermo Germany II and SPX Europe shall, consistent with the procedures set forth in Schedule 1.1, execute a power of attorney, and each of Thermo, Thermo Germany II and SPX Europe shall through its respective duly appointed attorney-in-fact, in a jurisdiction reasonably acceptable to SPX, Thermo and Thermo Germany II, execute and deliver before an appropriate notary public (the "Notary Public") a notarial deed identical in all respects to the form of notarial deed attached as Exhibit B hereto (the "Notarial Deed"), which provides for the transfer of legal title to the Kendro GmbH Shares to Thermo and Thermo Germany II upon the terms and conditions set forth in the Notarial Deed. In addition, subject to the consummation of the Closing, SPX Europe shall sell, assign, transfer and convey (and effective upon the consummation of the Closing, does hereby sell, assign, transfer and convey) to Thermo Germany II and Thermo Germany II shall purchase, accept and assume (and effective upon the consummation of the Closing, does hereby purchase, accept and assume) from SPX Europe any rights to receive profits from Kendro GmbH and any obligations of repayment in respect of any prior overpayments of profits (the "SPX Europe Profit Transfer Claims and Obligations") arising under the profit and loss transfer agreement between SPX Europe and Kendro GmbH dated July 24, 2002 (the "Kendro GmbH Profit Transfer Agreement") in respect of all periods prior to the Closing.

                (b) Section 1.2 of the Purchase Agreement is amended and restated in its entirety to read as follows:

                           1.2. Purchase Price. Purchaser shall pay in cash to
                  Seller for the Interests and assets sold by Seller hereunder and for the SPX Europe Profit Transfer Claims and Obligations transferred pursuant to Section 1.1, an aggregate purchase price equal to the sum of (A) $833,500,000 (the "Purchase Amount") and (B) the aggregate amount of Closing Cash (as defined in Section 1.4) (the sum of (i) and (ii), as adjusted pursuant to Sections 1.3 and 1.4, the "Purchase Price"). The Purchase Price shall be allocated as set forth on Exhibit 1.2. Notwithstanding anything herein or in any Ancillary Document to the contrary, Purchaser covenants and agrees that it shall pay the Purchase Amount only in whole, and not in part, on the Closing Date.

                (c) Sections 1.5(b)(v) and (vi) of the Purchase Agreement are amended and restated in their entirety to read as follows:

                           (v) Immediately following the transactions described
                  in clauses (i) through (iv) above the following transactions shall be effected in the order set forth below:

                                (A) Seller shall deliver to Purchaser the share certificates representing the MedCo Shares, the KeyCo Shares and the CryCo Shares, duly endorsed by SPX for the transfer to Purchaser or accompanied by duly executed stock power, reasonably acceptable to Purchaser, in blank,

                                (B)     SPX Europe shall deliver to each of
                  Thermo and Thermo Germany II a copy of the Notarial Deed,

                                (C) Seller shall deliver to Purchaser the share certificates representing the Kendro AG Shares, duly endorsed by GS Ireland for the transfer to Purchaser or accompanied by duly executed instruments of transfer, reasonably acceptable to Purchaser, in blank,

                                (D) Seller shall deliver to Purchaser the share certificates representing the Nippon Kendro Shares, duly endorsed by GS Ireland for the transfer to Purchaser or accompanied by duly executed instruments of transfer, reasonably acceptable to Purchaser, in blank,

                                (E)     Seller shall deliver to Purchaser
                  instruments of assignment, reasonably acceptable to Purchaser, transferring the Kendro LP Interests owned directly by SPX to Purchaser, duly executed by SPX,

                                (F)     Seller shall deliver to Kendro GP
                  instruments of assignment, reasonably acceptable to Purchaser, transferring the Kendro LP Interests owned directly by Kendro GP II to Kendro GP, duly executed by Kendro GP II, in return for a promissory note issued by Kendro GP to Kendro GP II in an aggregate principal amount of $691,251 (the "Kendro GP Note"),

                                (G) Kendro GP II shall distribute the Kendro GP Note to SPX and SPX shall contribute the Kendro GP Note to Kendro GP,

                                (H) Seller shall deliver to Purchaser the share certificates representing the Kendro GP Shares, duly endorsed by SPX for the transfer to Purchaser or accompanied by duly executed instruments of transfer, reasonably acceptable to Purchaser, in blank,

                                (I) Seller shall assign, transfer, convey and deliver to Purchaser all of the assets, properties and rights of GSLE set forth on Schedule 1.5(b)(v)(G) (the "GSLE Kendro Assets"), subject to the liabilities and obligations of GSLE set forth on Schedule 1.5(b)(v)(G) (the "GSLE Kendro Liabilities," and together with the GSLE Kendro Assets, the "GSLE Kendro Assets and Liabilities"), by executing and delivering a bill of sale and assignment and assumption agreement, reasonably acceptable to Purchaser (the "GSLE Bill of Sale"), providing for the assignment of all GSLE Kendro Assets and Liabilities from GSLE (or any successor pursuant to a merger, consolidation, liquidation or other reorganization) to Purchaser and Purchaser's acceptance and assumption of the GSLE Kendro Assets and Liabilities;

                           (vi) Purchaser shall (1) pay to SPX, SPX Europe, GS
                  Ireland or GSLE, as appropriate, the portion of the Closing Payment attributable to the Interests (other than the Kendro plc Shares and the Kendro HK Shares) being sold by such person as set forth in Exhibit 1.2 and (2) accept and assume the GSLE Kendro Assets and Liabilities by executing and delivering the GSLE Bill of Sale; and

                (d) Section 2.4(c) of the Purchase Agreement is amended and restated in its entirety to read as follows:

                           Upon effectiveness of the Notarial Deed and upon
                  fulfillment of the condition precedent to the transfer of title to the Kendro GmbH Shares pursuant to the Notarial Deed, legal and valid title to the Kendro GmbH Shares will pass to Thermo and Thermo Germany II, free clear of any Encumbrances.

                (e)      The Purchase Agreement is amended by adding a new
        Section 6.3 immediately following Section 6.2 that reads as follows:

                           6.3 Inadvertent Payments; May 8 Payroll. (a) In the
                  event that after the Closing, Seller pays (as a result of the presentation for payment of a check written in favor of a third party by or for the benefit of a Kendro

                  Entity prior to the Closing) any liability of a Kendro Entity, Purchaser shall reimburse Seller (a "Purchaser Reimbursement") for the amount so paid within 10 days of being presented with written evidence of such payment or discharge. In the event that after the Closing, Seller receives payment on account of any account, note or other receivable of a Kendro Entity, Seller shall forward such payment (a "Seller Payment") to Purchaser within 10 days of receipt.

                  (b) Purchaser and Seller agree that Seller will provide payroll services to Kendro LP covering the period from May 1, 2005 through and including May 8, 2005 (the "May 8 Payroll"). Purchaser will cause payroll checks to be issued on May 13, 2005 in respect of the May 8 Payroll, subject to the following:

                           (i) Seller shall provide Purchaser with a detailed
                  statement of the amount of the May 8 Payroll (the "May 8 Payroll Amount"), and supporting documentation (which shall include a listing of each employee and the amount being paid to each employee), no later than May 11, 2005;

                           (ii) On or before May 12, 2005, Purchaser shall wire
                  transfer to Seller in immediately available funds an amount equal to the May 8 Payroll Amount.

                1.2. Amendments to Exhibits and Schedules.

                (a) Exhibit 1.2 of the Purchase Agreement is amended and restated in its entity to read as follows:

                           The Purchase Price shall be allocated as follows:
                  $30,955,000 shall be in consideration of the purchase of the Kendro plc Shares, $1,474,000 shall be in consideration of the purchase of the Kendro HK Shares, $5,428,000 shall be in consideration of the purchase of the MedCo Shares, $225,000 shall be in consideration of the purchase of the KeyCo Shares, $6,515,000 shall be in consideration of the purchase of the CryCo Shares, $341,477,749 shall be in consideration of the purchase of the Kendro LP Interests, $328,365,900 shall be in consideration of the purchase of 90% of the Kendro GmbH Shares and 100% of the SPX Europe Profit Transfer Claims and Obligations purchased by Thermo Germany II and $36,485,100 shall be in consideration of 10% of the Kendro GmbH Shares purchased by Thermo, $7,608,000 shall be in consideration of the purchase of the Kendro AG Shares, $1,000 shall be in consideration of the purchase of the Nippon Kendro Shares, $4,147,251 shall be in consideration of the purchase of the Kendro GP Shares, and $70,818,000 shall be in consideration of the purchase of the GSLE Kendro Assets.

                           With respect to the $364,851,000 that is in
                  consideration of the purchase of the Kendro GmbH Shares: (i) $11,299,000 of such amount shall be allocated to the shares of H + P Labortechnik AG, a wholly owned subsidiary of Kendro GmbH, and (ii) $2,878,000 of such amount shall be allocated to the shares of AHSI S.p.A., a minority investment of Kendro GmbH.

                (b) Exhibit 1.3 to the Purchase Agreement is amended by the addition of the following paragraphs immediately following paragraph 4 of such exhibit:

                        5. For purposes of the Closing Balance Sheet, the calculation of total assets and total liabilities shall exclude all assets and all liabilities of Kendro GmbH in respect of SPX Europe Profit Transfer Claims and Obligations transferred by SPX Europe to Thermo Germany II in connection with the Closing.

                        6. For purposes of the Closing Balance Sheet, total liabilities shall include as a liability the amount of any Purchaser Reimbursement made with respect to a pre-Closing liability to the extent that such liability is not otherwise accrued as of the Effective Closing Date and total assets shall include as an asset the amount of any Seller Payment made with respect to a pre-Closing asset to the extent that such asset is not otherwise accrued as of the Effective Closing Date.

                (c) Schedule 4.1 to the Purchase Agreement is amended by amending and restating paragraph 1 of such schedule in its entirety to read as follows:

                           1.   Prior to the Closing, Kendro Laboratory
                                Products, L.P. ("Kendro LP") will transfer the facility located at 31 Pecks Lane, Newtown, Connecticut to SPX or a Subsidiary of SPX that is not a Kendro Entity for no or nominal consideration. In connection with such transfer, Kendro LP will also assign, to the extent assignable, to the transferee a right to be indemnified by E.I. duPont de Nemours and Company ("E.I. duPont") for environmental matters arising at the Newtown, Connecticut facility (the "Newtown Indemnity"), provided that in no event shall such assignment adversely affect Kendro LP's right to continue to make claims under the Newtown Indemnity. Purchaser agrees that after the Closing, if requested by Seller, Purchaser will cause Kendro LP to take all action (at Seller's sole expense) to enforce for the benefit of Seller all rights of Kendro LP against E.I. duPont under the Newtown Indemnity arising out of the Newtown, Connecticut facility.

                (d) The Schedules to the Purchase Agreement are amended by adding a new Schedule 1.1. The text of Schedule 1.1 shall be as set forth in Schedule 1.1 attached to this Amendment.

                (e) Exhibit B to the Purchase Agreement is amended and restated in its entirety to read as set forth in Exhibit B to this Amendment.

                                   ARTICLE II

                        Covenant and Waiver of Purchaser

                2.1. Satisfaction of Profits Claim. Article V of the Purchase Agreement is amended by adding a new Section 5.5 that reads as follows:

                5.5      Satisfaction of Profits Claim.

                (a) Purchaser and Seller acknowledge that Kendro GmbH has made pre-payments under the Kendro GmbH Profit Transfer Agreement on fiscal 2004 and 2005 profits to SPX Europe prior to the Closing Date. Thermo and Thermo Germany II covenant and agree to approve (feststellen) the Kendro GmbH statutory balance sheets as of all fiscal years ending on, around or prior to the Closing Date which have not been approved (festgestellt) as of the Closing Date, such statutory balance sheets to be in form and substance as directed by Seller and reasonably acceptable to Thermo and Thermo Germany II, which acceptance may not be unreasonably withheld or delayed. Thermo and Thermo Germany II shall have twenty-one (21) days from the receipt of the proposed statutory balance sheets to review and determine whether such statutory balance sheets are reasonably acceptable. If Thermo or Thermo Germany II does not deliver notice of whether it has found the statutory balance sheets reasonably acceptable within twenty-one (21) days of receipt, such statutory balance sheets shall be deemed reasonably acceptable. In addition, subject to the statutory balance sheets being (or being deemed to be) reasonably acceptable to Thermo and Thermo Germany II, Thermo and Thermo Germany II agree to adopt all required shareholders' resolutions effecting such approvals.

        (b) Purchaser covenants and agrees that it will cause Thermo Germany II and Kendro GmbH to pay, perform and satisfy all obligations of the SPX Europe Profit Transfer Claims and Obligations transferred by SPX Europe to Thermo Germany II in accordance with the terms thereof.

                2.2. Waiver. Purchaser hereby waives Seller's obligation under Section 6.2 of the Purchase Agreement to cause Purchaser and each Kendro Entity that is not a named insured to be added or included effective as of the Closing as an additional named insured under each Occurrence-Based Business Policy issued by American International Group, Inc. or its affiliates providing coverage for 2005.

                2.3. Consent to Assignment. Seller hereby consents to (i) the assignment by (a) Purchaser to Thermo Switzerland of the right to purchase all of the Kendro plc Shares, (b) Thermo Germany to Thermo and Thermo Germany II of the right to purchase a portion of the Kendro GmbH Shares and (c) Purchaser to Thermo Switzerland of the right to purchase all of the Kendro AG Shares, each as provided by Section 1.1 of this Amendment and (ii) the addition of each of Thermo Switzerland and Thermo Germany II to "Purchaser" under the Purchase

Agreement, such consent to be effective upon Thermo Switzerland's and Thermo Germany II's execution of this Amendment. By its execution of this Amendment, each of Thermo Switzerland and Thermo Germany II agrees to be bound to the provisions of the Purchase Agreement as "Purchaser" and to be jointly and severally liable with Purchaser and any other assignee of Purchaser for all of the obligations of Purchaser.

                                  ARTICLE III

                                  Miscellaneous

                3.1. Effect of Amendment. Except as and to the extent expressly modified by this Amendment, the Purchase Agreement shall remain in full force and effect in all respects. For the avoidance of doubt, this Amendment shall not alter or modify the provisions of Article X of the Purchase Agreement, including the tax indemnities set forth therein.

                3.2. No Third-Party Beneficiaries. Notwithstanding anything contained in this Amendment to the contrary, nothing in this Amendment, express or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Amendment.

                3.3. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware applicable to agreements made and to be performed wholly within such jurisdiction.

                3.4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same agreement.

                3.5. Amendment. This Amendment may not be amended except by an instrument in writing signed on behalf of each of the parties.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                           SPX CORPORATION


                               /s/ Christopher J. Kearney
                           By: _____________________________________________
                               Name: Christopher J. Kearney
                               Title: President and Chief Executive Officer

                           KENDRO GP II, LLC


                               /s/ Patrick J. O'Leary
                           By: _____________________________________________
                               Name: Patrick J. O'Leary
                               Title: Vice President and Treasurer


                           SPX EUROPE GmbH


                               /s/ Patrick J. O'Leary
                           By: _____________________________________________
                               Name: Patrick J. O'Leary
                               Title: Director


                           GENERAL SIGNAL IRELAND B.V.


                               Patrick J. O'Leary
                           By: _____________________________________________
                               Name: Patrick J. O'Leary
                               Title: Managing Director


                           GSLE DEVELOPMENT CORPORATION


                               /s/ Patrick J. O'Leary
                           By: _____________________________________________
                               Name: Patrick J. O'Leary
                               Title: Vice President and Treasurer

                           THERMO ELECTRON CORPORATION


                               /s/ Kenneth J. Apicerno
                           By: __________________________________________
                               Name: Kenneth J. Apicerno
                               Title: Treasurer

                           THERMO ELECTRON (OBERHAUSEN) GmbH


                               /s/ Johannes Lammel
                           By: __________________________________________
                               Name: Johannes Lammel
                               Title: Managing Director

                           THERMO ELECTRON SA


                               /s/ Charly Marti
                           By: __________________________________________
                               Name: Charly Marti
                               Title: President of the Board of Directors

                           THERMO ELECTRON BETEILIGUNGSVERWALTUNGS GmbH


                               /s/ Johannes Lammel
                           By: __________________________________________
                               Name: Johannes Lammel;
                               Title: Managing Director

                                  Schedule 1.1
              German Fiscal Year Termination and Closing Procedures


  April 28:     Consent of tax authority to Kendro GmbH fiscal year change

  April 29:     Notarization of shareholders' resolution of Kendro GmbH
                approving the termination of the Kendro GmbH Profit Transfer
                Agreement

  April 29:     Notarization of fiscal year change documentation

  April 29:     Filing of fiscal year change documentation with German
                commercial register and registration of fiscal year change

  May 2 - May 4: Adoption of shareholders' resolution of SPX Europe GmbH approving the termination of the Kendro GmbH Profit Transfer Agreement

  May 4: Notarization of Notarial Deed (Exhibit B); Purchaser agrees not to request the Notary Public to issue prior to the Closing any copies (simple (einfache Abschriften), certified (beglaubigte Abschriften) or executed (Ausfertigungen)) of the Notarial Deed. A copy of the Notarial Deed will be delivered to Purchaser on the Closing Date

  May 8: Execution of termination agreement regarding Kendro GmbH Profit Transfer Agreement

  May 8 (prior to 24:00 hrs,
  German time): Execution and delivery of letter agreement between Purchaser and
                Seller that all conditions (other than payment of the Purchase Price) have been satisfied or waived; parties obligated to close

  May 9: Closing in the United States; payment of the Purchase Price (Kendro GmbH Shares transfer effective as of 0:00 hours)

  Prior
  to May 20:    Filing of termination agreement regarding Kendro GmbH Profit
                Transfer Agreement with German commercial register by Kendro
                GmbH